SCHEDULE 1
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INVESTMENT COMPANY                                    SERIES

Franklin Gold & Precious Metals Fund

Franklin Growth and Income Fund

Franklin High Income Trust                            AGE High Income Fund

Franklin Custodian Funds, Inc.                        Growth Series
                                                      Utilities Series
                                                      DynaTech Series
                                                      Income Series

Franklin Investors Securities Trust                   Franklin Global Government Income Fund
                                                      Franklin Convertible Securities Fund
                                                      Franklin Equity Income Fund
                                                      Franklin Total Return Fund

Franklin Value Investors Trust                        Franklin Balance Sheet Investment
                                                      Franklin MicroCap Value Fund
                                                      Franklin Value Fund
                                                      Franklin Large Cap Value Fund

Franklin Strategic Mortgage Portfolio

Franklin Managed Trust                                Franklin Rising Dividends Fund

Franklin Strategic Series                             Franklin Strategic Income Fund
                                                      Franklin Global Communications Fund
                                                      Franklin Small Cap Growth Fund I
                                                      Franklin Global Health Care Fund
                                                      Franklin Natural Resources Fund
                                                      Franklin Blue Chip Fund
                                                      Franklin Biotechnology Discovery Fund
                                                      Franklin U.S. Long-Short Fund
                                                      Franklin Aggressive Growth Securities Fund
                                                      Franklin Large Cap Growth Fund
                                                      Franklin Small Cap Growth Fund II
                                                      Franklin Technology Fund

Franklin Templeton International Trust                Templeton Pacific Growth Fund

Franklin Real Estate Securities Trust Fund            Franklin Real Estate  Securities

Franklin Templeton Variable Insurance
 Products Trust                                       Franklin Money Market Fund
                                                      Franklin Growth and Income Fund
                                                      Franklin Natural Resources Securities Fund
                                                      Franklin Real Estate Fund
                                                      Franklin Global Communications Securities Fund
                                                      Franklin High Income Fund
                                                      Templeton Global Income Securities Fund
                                                      Franklin Income Securities Fund
                                                      Franklin U.S. Government Securities Fund
                                                      Franklin Zero Coupon Fund - 2005
                                                      Franklin Zero Coupon Fund - 2010
                                                      Franklin Rising Dividends Securities Fund
                                                      Templeton Pacific Growth Fund
                                                      Templeton International Equity Fund
                                                      Franklin Small Cap Fund
                                                      Franklin Large Cap Growth Securities Fund
                                                      Mutual Discovery Securities Fund
                                                      Mutual Shares Securities Fund
                                                      Franklin Global Health Care Securities Fund
                                                      Franklin Value Securities Fund
                                                      Franklin Aggressive Growth Securities Fund
                                                      Franklin S&P 500 Index Fund
                                                      Franklin Strategic Income Securities Fund
                                                      Franklin Technology Securities Fund

Franklin Universal Trust

Franklin Multi-Income Trust

Franklin Floating Rate Trust

Franklin Templeton Fund Allocator Series              Franklin Templeton Conservative Target Fund
                                                      Franklin Templeton Moderate Target Fund
                                                      Franklin Templeton Growth Target Fund

Franklin Floating Rate Master Trust                   Franklin Floating Rate Master Series

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                                                               Revised 03-28-01